Divestiture of Significant Portion of Meal Preparation August 11, 2022

From time to time, we and our representatives may provide information, whether orally or in writing, which are deemed to be “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Litigation Reform Act”). These forward-looking statements and other information are based on our beliefs as well as assumptions made by us using information currently available. The words “believe,” “estimate,” “project,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, or intended. We do not intend to update these forward-looking statements following the date of this presentation. In accordance with the provisions of the Litigation Reform Act, we are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward- looking statements contained in this presentation and other public statements we make. Such factors include, but are not limited to: risks related to the impact of the ongoing COVID-19 outbreak on our business, suppliers, consumers, customers, and employees; the success of our growth, reinvestment, and restructuring programs; our level of indebtedness and related obligations; disruptions in the financial markets; interest rates; changes in foreign currency exchange rates; customer concentration and consolidation; raw material and commodity costs; competition; loss of key suppliers; disruptions or inefficiencies in our supply chain and / or operations, including from the ongoing COVID-19 outbreak; our ability to continue to make acquisitions and execute on divestitures in accordance with our business strategy or effectively manage the growth from acquisitions; impairment of goodwill or long lived assets; changes and developments affecting our industry, including consumer preferences; the outcome of litigation and regulatory proceedings to which we may be a party; product recalls; changes in laws and regulations applicable to us; shareholder activism; disruptions in or failures of our information technology systems; disruptions resulting from the announcement of the exploration of strategic alternatives; changes in weather conditions, climate changes, and natural disasters; labor strikes or work stoppages; multiemployer pension plans; labor shortages and increased competition for labor; and other risks that are set forth in the Risk Factors section, the Legal Proceedings section, the Management’s Discussion and Analysis of Financial Condition and Results of Operations section, and other sections of our Annual Report on Form 10-K for the year ended December 31, 2021, and from time to time in our filings with the Securities and Exchange Commission. Forward-Looking Statements 2

Delivers Attractive Valuation of 13.6x 2022E Adjusted EBITDA for a Significant Portion of Meal Preparation1 2 4 Compelling Strategic Transaction 3 Better Positions TreeHouse to Capitalize on Outsized Growth Opportunities in Higher Growth, Higher Margin Private Label Snacking & Beverages Business Simplified TreeHouse Enables Greater Management Focus and Improved Consistency of Execution Strengthens Financial Profile 3

TreeHouse Evolution to Focused Category Leader 4 Decentralized holding company focused on driving growth through M&A that broadened our portfolio. Becoming an efficient and effective integrated operating company with realigned portfolios and centralized sales and operations. Building depth in growth categories; driving balanced growth via category leadership, strategic customer partnerships, and selective M&A. P R E - 2 0 1 7 Private Label Aggregator 2 0 1 8 - 2 0 2 0 Operational Excellence 2 0 2 1 O N W A R D S Focused Category Leader

5 Transaction Summary PURCHASE PRICE $950 Million MULTIPLE 13.6x 2022E Adjusted EBITDA STRUCTURE & CONSIDERATION ~$530M in Cash ~$420M Seller Note due 2027; Initial coupon of 10% for the first two years, escalating to 11% for the third year, 12% for the fourth year, and 13% thereafter TRANSACTION DETAILS • Transaction services agreement (“TSA”)and joint purchasing agreement • Dis-synergies expected to be minimal • Tax leakage expected to be minimal EXPECTED FINANCIAL IMPACT Transaction proceeds for debt paydown; Pro forma leverage < 4.0x by YE 2022 EXPECTED CLOSING Q4 2022

Transaction Enables Sharper Focus on Higher Growth, Higher Margin Snacking & Beverage Categories

TreeHouse		Divested Business
~$3.5B	Net Sales[1]	~$1.6B
~$330M	Adjusted EBITDA[1,2]	~$70M
~9%	Adjusted EBITDA Margin[1,2]	~4%
~$130M	Depreciation & Amortization[1]	~$80M
~$90M	Capital Expenditures[1]	~$45M

[1] Financial metrics are 2022 estimates.
[2] Adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted EBITDA margin are non-GAAP financial measures. See "Non-GAAP Financial Measures" in the Appendix for the definitions of these non-GAAP measures and information concerning certain items affecting comparability.
[3] All categories to be divested were previously reported in the Meal Preparation segment with the exception of Pita Chips, which was previously reported in Snacking & Beverages.

TreeHouse Categories

- Crackers
- Non-Dairy Creamer
- Pickles
- Single Serve Beverage
- Refrigerated Dough
- Broth
- Hot Cereal
- Pretzel
- In-Store Bakery
- Griddle
- Cookies
- Bars
- Cheese & Pudding
- Powdered Beverage
- Tea
- Other Blends
- Liquid Beverage
- Candy

Divestiture Categories[3]

- Pasta
- Pourable Dressing
- Preserves
- Red Sauces
- Spoonable Dressing
- Syrup
- Dry Blends & Baking
- Dry Dinners
- Pie Filling
- Pita Chips
- Other Sauces

TreeHouse
6

TreeHouse Reduces Complexity 7 Reduced Complexity By… 11 categories 14 plants 5K SKUs 1 ERP systems Pre-Transaction 29 categories 40 plants 14K SKUs 3 ERP systems Post-Transaction 18 categories 26 plants 9K SKUs 2 ERP systems

Compelling, Outsized Growth Opportunity in Snacking & Beverage Aisle

All data represents category sales growth for the last 52 weeks.



REFRIGERATED
+7%
FROZEN
+5%
OTHER GENERAL FOOD
+5%
PRODUCE
+4%
DELI
+12%

Snacking & Beverage Aisles

~$170B
Category

+10%
L52 Weeks Category Growth

+8%
L52 Weeks Private Label Growth

TreeHouse

Sources: IRI Point of Sale data; Total US Multi-Outlet; last 52 weeks data through June 19, 2022. Includes Point of Sale data from the food, drug, mass merchandiser, dollar, club, and military channels and does not include data from Aldi, Amazon, Costco, HEB, Loblaws, Sysco, select Topco banners, Trader Joe's and other retailers. Excludes the food away from home channel and co-manufacturing.

8

Meaningful Growth Being Captured in Key Snacking & Beverage Categories

Year-over-Year TreeHouse Q2 2022 YTD Net Sales Growth

+17%


Crackers

+18%


Pretzels

+12%


In-Store Bakery

+20%


Cookies

+11%


Single Serve
Beverages

+4%

Broth



TreeHouse

Data represents TreeHouse Q2 YTD net sales growth vs prior year by category.

9

Unlocking Value for Stakeholders • Improved ability to grow together • Improves category focus and go-to-market speed • Faster-growing, more profitable company • Performance-based culture of agility, excellence and accountability • Reduced complexity • Relationship continuity CUSTOMERSEMPLOYEES SUPPLIERS 10

11 Compelling Strategic Transaction 1 2 4 Better Positions TreeHouse to Capitalize on Outsized Growth Opportunities in Higher Growth, Higher Margin Private Label Snacking & Beverages Business Simplified TreeHouse Enables Greater Management Focus and Improved Consistency of Execution Strengthens Financial Profile 3 Delivers Attractive Valuation of 13.6x 2022E Adjusted EBITDA for a Significant Portion of Meal Preparation

TreeHouse Foods, Inc. 2021 Spring Road - Suite 600 Oak Brook, Illinois 60523 USA ir@treehousefoods.com +1.708.483.1300 treehousefoods.com Thank you

About Investindustrial

Founded in 1990 out of an industrial conglomerate, Investindustrial is a leading European group of independently managed investment, holding and advisory companies with €11 billion of raised fund capital focused on making control investments in leading mid-market companies.

Investindustrial operates with the support of one global cohesive team of more than 160 professionals representing 21 nationalities, based across offices in Switzerland, Spain, United Kingdom, France, United States, Luxembourg, and China.

Investindustrial's Mission

Investindustrial combines a deep understanding of its portfolio companies and their industries with a proven ability to partner with entrepreneurs and managers. This has resulted in a successful track record of developing businesses internationally, organically and through complementary add-on acquisitions. Investindustrial's mission is to actively develop its portfolio by offering a robust global platform:

- **Business Development:** A dedicated business development team operating on a global basis assists portfolio companies in organic and inorganic expansion efforts, with a focus on internationalization.
- **Operational Improvement:** An experienced cross-office operations team gives portfolio companies access to deep expertise across numerous disciplines, including operational improvement, automation, supply chain, digitization, talent management, corporate governance and debt capital markets.
- **ESG:** Investindustrial actively incorporates ESG in its investment decision-making process, with a dedicated ESG team supporting all portfolio companies in accomplishing their ESG goals. Investindustrial is a certified B Corp™ and UN PRI top rated A+/A with the highest certification score of any private equity buyout firm, making it the sustainability partner of choice.

How Investindustrial Operates

Investindustrial operates with an entrepreneurial and industrially-driven approach as a cohesive global team. The firm provides leading management teams with the support to accelerate value creation and realize their businesses' full potential.

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TreeHouse

13

14 Non-GAAP Financial Measures The Company has included in this presentation measures of financial performance that are not defined by GAAP (“Non-GAAP”). The Company believes these measures provide useful information to the users of the financial statements as we also have included these measures in other communications and publications. This Non-GAAP financial information is provided as additional information for the financial statement users and is not in accordance with, or an alternative to, GAAP. These Non-GAAP measures may be different from similar measures used by other companies. Given the inherent uncertainty regarding adjusted items in any future period, a reconciliation of forward-looking financial measures to the most directly comparable GAAP measure is not feasible. Adjusted EBITDA and Adjusted EBITDA margin, Adjusting for Certain Items Affecting Comparability Adjusted EBITDA represents GAAP net income (loss) as reported in the Consolidated Statement of Operations adjusted for items that, in management’s judgment, significantly affect the assessment of earnings results between periods, before interest expense, interest income, income tax expense, and depreciation and amortization expense. This information is provided in order to allow investors to make meaningful comparisons of the Company’s earnings performance between periods and to view the Company’s business from the same perspective as Company management. As the Company cannot predict the timing and amount of charges that include, but are not limited to, items such as acquisition, integration, divestiture, and related costs, mark-to-market adjustments on derivative contracts, foreign currency exchange impact on the re-measurement of intercompany notes, growth, reinvestment, and restructuring programs, the impact of the COVID-19 pandemic, and other items that may arise from time to time that would impact comparability, management does not consider these costs when evaluating the Company’s performance, when making decisions regarding the allocation of resources, in determining incentive compensation, or in determining earnings estimates. Adjusted EBITDA margin is calculated as the respective metric defined above as a percentage of net sales. Adjusted EBITDA and adjusted EBITDA margin are performance measures commonly used by management to assess operating performance, and the Company believes they are commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance between periods. Covenant Leverage Ratio, Debt Covenant EBITDA, and Net Debt Covenant leverage ratio, debt covenant EBITDA, and net debt are Non-GAAP financial measures. Covenant leverage ratio, also known as “consolidated net leverage ratio”, and debt covenant EBITDA, also known as “consolidated EBITDA”, are defined by our Second Amended and Restated Credit Agreement (“Credit Agreement”). Net Debt is defined as consolidated funded indebtedness minus all unencumbered cash and cash equivalents per our Credit Agreement. The Company uses these metrics to measure its levered position as required under its Credit Agreement.

Summary of Seller Note Credit Agreement 15 Borrower Rushmore Investment III LLC Collateral First-priority lien on substantially all of the Divested Business’ assets, except for accounts receivable and inventory pledged in connection with asset-based revolver, on which the Seller Note will have a second-priority lien Interest • 10% for the first two years, 11% for the third year, 12% for the fourth year, and 13% thereafter, payable quarterly in arrears • Up to 1% of interest in first year of Seller Note may be paid in kind Term 5 years Covenants Customary restrictions on: • Incurrence of debt and liens • Disposition of assets • Investments and Restricted Payments • Mergers and other fundamental changes • Affiliate transactions Events of Default • Non-payment of principal when due and of interest, fees or other amounts after a 3-business day grace period • Failure to perform or observe covenants set forth in the Credit Agreement (subject in certain instances to customary grace periods) • Cross defaults to material debt • Bankruptcy and insolvency • Judgment defaults • Change of control Upon an event of default, THS may declare any then-outstanding amounts due and payable and exercise other customary remedies available to a secured lender Assignments and Participations Assignments (but not participations) subject to borrower’s consent (not to be unreasonably withheld), except during an event of default. No assignment to competitors (even during event of default) Governing Law New York